UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 12, 2011

METROPOLITAN HEALTH NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton, FL 33431
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 12, 2011, we issued a press release regarding an amendment by our wholly-owned subsidiary, Metcare of Florida, Inc., to its network agreement with Humana covering the central Florida service area (the “Central Florida Humana Agreement”). Pursuant to this amendment, the Central Florida Humana Agreement was expanded to include two additional counties in the Florida panhandle, Escambia and Santa Rosa counties, effective as of January 1, 2012.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	99.1	Press Release dated July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 18, 2011

METROPOLITAN HEALTH NETWORKS, INC.

		By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated July 12, 2011.